DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Value Fund
 (the “Fund”)

Supplement to the Fund’s Summary Prospectus
Dated March 29, 2019

Effective the date of this Supplement, the following replaces the information in the section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Christopher S. Beck, CFA	Executive Director, Chief Investment Officer — US Small-Mid Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Senior Portfolio Manager	July 2012
Kent P. Madden, CFA	Vice President, Senior Portfolio Manager	July 2012
Kelley McKee Carabasi, CFA	Vice President, Senior Portfolio Manager	July 2012
Michael Foley, CFA	Vice President, Senior Portfolio Manager	July 2019

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 1, 2019.